UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – August 12, 2003

Commission File Number: 000-49971

OCEAN WEST HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	71-0876952
(State or jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

15991 Redhill Avenue, Suite 110

Tustin, California 92780

(Address of principal executive offices, including zip code)

(714) 247-4200

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits. The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-K:

99.1: Ocean West Holding Corporation press release dated August 12, 2003

Item 9.    Regulation FD Disclosure (Furnished Under Item 12)

Ocean West Holding Corporation is furnishing the information in this section under “Item 9. Regulation FD Disclosure” and “Item 12. Results of Operations and Financial Condition” of this Current Report in accordance with SEC Release No. 33-8216.

On August 12, 2003, Ocean West Holding Corporation issued a press release announcing its operating results for the third quarter ended June 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report and is hereby incorporated to this Item 9 by reference.

The information in this report (including exhibits hereto) shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 or the Securities and Exchange Commision’s rules and regulations, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

OCEAN WEST HOLDING CORPORATION

Date: August 13, 2003	By:	/s/ DARYL S. MEDDINGS

Daryl S. Meddings Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Exhibit Index

Exhibit	Description of Exhibit

99.1	Ocean West Holding Corporation press release dated August 12, 2003.